EX-99.906CERT
                                                      Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  JOHN V. MURPHY, Chief Executive Officer, and
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                   BRIAN W. WIXTED, Chief Financial Officer,
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     of Oppenheimer Quest International Value Fund, Inc. (the "Registrant"),
             each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Chief Executive Officer                      Chief Financial Officer

Oppenheimer Quest International              Oppenheimer Quest International
Value Fund, Inc.                             Value Fund, Inc.

/s/ John V. Murphy                           /s/ Brian W. Wixted
----------------------------                 ----------------------------
John V. Murphy                               Brian W. Wixted

Date: 1/11/05                                Date:  1/11/05



1 The obligations imposed by this Code on Covered Officers are separate from and in addition to any obligations that may be imposed on such persons as Covered Persons under the Code of Ethics adopted by the Oppenheimer Funds dated May 15, 2002, under Rule 17j-1 of the Investment Company Act of 1940, as amended and any other code of conduct applicable to Covered Officers in whatever capacity they serve. This Code does not incorporate by reference any provisions of the Rule 17j-1 Code of Ethics and accordingly, any violations or waivers granted under the Rule 17j-1 Code of Ethics will not be considered a violation or waiver under this Code. 2 An "implicit waiver" is the failure to take action within a reasonable period of time regarding a material departure from a provision of this Code that has been made known to the General Counsel, the Code Administrator, an executive officer of the Fund or OFI.